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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934
                                October 26, 1995
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                                (Date of Report)


                           National City Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                  1-10074              34-1111088
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(State or other jurisdiction     (Commission           (IRS Employer
     of Incorporation)           File Number)        Identification No.)

1900 East Ninth Street, Cleveland, Ohio                   44114
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(Address of principal executive offices)               (Zip Code)

                                 216-575-2000
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              (Registrant's telephone number, including area code)


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Item 5.   Other Events

    On October 23rd, 1995, the Registrant issued a Press Release announcing that its Board of Directors had elected William R. Robertson president and Vincent A. DiGirolamo vice chairman, and chief executive officer effective Mr. Robertson succeeds David A. Daberko, who was appointed chairman and chief executive officer of the Corporation upon Edward B. Brandon's September 30, 1995 retirement. Reference is made to the News Release, dated October 23, 1995, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         a)   Financial Statements of business acquired:   None.
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         b)   Pro Forma financial information:   None.
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         c)   Exhibit:
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              Exhibit 99.1   Press Release dated October 23, 1995 incorporated
herein by reference.


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                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     October 26, 1995                 By /s/ David L. Zoeller
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                                              David L. Zoeller
                                              Senior Vice President and
                                              General Counsel